[FRONT COVER]

KEYSTONE

[picture of chessboard]

GLOBAL
OPPORTUNITIES
FUND

[Keystone logo]

ANNUAL REPORT
SEPTEMBER 30, 1996

PAGE 1
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Keystone Global Opportunities Fund
Seeks capital growth by investing in small- to medium-sized companies around the world.


Dear Shareholder:

We are writing to report to you on activities of Keystone Global
Opportunities Fund for the fiscal period which ended September 30, 1996. Following our letter to you we have included a discussion with your Fund manager and complete financial information.

Performance

For the twelve-month period which ended September 30, 1996, your Fund produced the following total returns.

  Class A shares returned 4.82%.

  Class B shares returned 4.00%.

  Class C shares returned 4.04%.

  The Salomon Brothers Extended Market Index (EMI), representing over 5,500 small company (small-cap) stocks in 22 countries including the U.S., returned 12.15% for the same period. The Morgan Stanley Capital International World Index, an index of predominately large company stocks, returned 13.67% for the same period.

  Your Fund's performance was influenced by increased price volatility for small-cap stocks during this twelve-month period. Short-term price changes are a characteristic of investing in global small-cap stocks, requiring a long-term investment strategy. In managing your Fund we make investment decisions with a long-term strategy in mind. We believe your Fund's strong five-year total return is evidence of the success of this strategy.

  Keystone Global Opportunities Fund's short-term returns did not live up to our expectations. In the fourth quarter of 1995 we made a decision to gradually decrease the Fund's U.S. holdings and increase the Fund's foreign holdings. This change was based on our forecast for an improving environment abroad and better returns from non-U.S. small-cap stocks. We decreased the Fund's U.S. holdings from 58.4% to 45.4% of net assets from September 30, 1995 to September 30, 1996.

  Fund shareholders have historically benefitted from a significant weighting in U.S. small-cap stocks. Over the past twelve months the Fund's holdings in this area made a smaller contribution to performance because of a reduced weighting and slight underperformance of some holdings. The U.S. portion of the portfolio returned 11.95% and the Russell 2000 Growth index, an index of U.S. small-cap stocks, returned 12.61% for the twelve-month period.

  This was a volatile period for U.S. small-cap stocks. Technology stocks, which had provided outstanding returns to investors in 1995, led a correction in January 1996. Small-cap stocks rebounded in the months that followed, with valuations reaching new highs in May. However, evidence of stronger-than-expected growth and higher interest rates triggered a sharp correction in June and July. Many stocks recovered, but U.S. small-cap stocks trailed the performance of large-cap stocks for the twelve-month period.

  Many world markets with close ties to the U.S. followed a similar pattern to U.S. small-cap stocks during the year, although performance was not as strong. In the U.K., the economy showed dramatic improvements. We increased our weighting there, but we did not anticipate the full extent of the economy's strength going into 1996. In the rest of Europe, growth remained slow. In Japan, enactment of an economic stimulus package helped selected small company stocks toward the end of the period, but gains were muted by weak performance of some Fund holdings and by a weak yen versus the U.S. dollar.

                                --continued--

PAGE 2
-----------------------------------
Keystone Global Opportunities Fund

The case for global small-cap investing

We believe the case for investing in small-cap stocks from around the world is very compelling. Small-cap stocks provide diversification because they behave differently than large-cap stocks. The performance of non-U.S. small-cap stocks have also improved significantly in many markets over the last several years. Valuations also are often low for small-cap stocks compared to large-caps in many world markets. Small-cap stocks also offer greater diversification benefits to investors than large-cap stocks of developed and emerging market countries.
  Investing in small-cap and foreign stocks carries special risks. We attempt to control these risks through careful analysis of the global economic environment, portfolio diversification, and in-depth company research. Our analysis focuses on identifying small companies with accelerating earnings growth rates that we believe have excellent prospects. We believe this Fund should continue to provide attractive returns for long-term investors who are willing to accept greater short-term price fluctuations. Your Fund's strong long-term performance is evidence of the rewards and future potential of a global small company stock investment strategy.

Outlook

We think the prospects for global small-cap stocks is positive, especially for the foreign markets. We expect the slow economic growth environment in Europe to eventually accelerate as many countries prepare for the European Monetary Union in 1999. Many small companies are providing solutions to help European countries achieve this goal. In Japan we continue to believe that valuations remain attractive for many small company stocks in the small-cap 'second section.' While there is some political uncertainty in the short-term, we believe the long-term prospects for selected Japanese stocks and certain Asia/Pacific countries with ties to Japan are positive.

New portfolio manager

With this report we are pleased to introduce Margery C. Parker as your Fund's new portfolio manager. In addition to overall portfolio management, Ms. Parker will be responsible for the Fund's North and South American investments. She will work closely with the manager of your Fund's foreign holdings, Credit Lyonnais International Asset Management, N.A. in Paris. Ms. Parker has 15 years of investment experience and currently manages several other small- and mid-cap stock portfolios at Keystone.

Keystone to be acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to Keystone funds. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

                                --continued--

PAGE 3
----------------------------------

   We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

November 1996

[Picture of Albert H. Elfner, III]
Albert H. Elfner, III

[Picture of George S. Bissell]
George S. Bissell

[Dalbar Key Honors Logo]

Dalbar Key Honors
Honoring Commitment to Excellence

Keystone was recently recognized by Dalbar, an independent mutual fund rating organization, for demonstrating a commitment to serving the needs of customers. The award is intended to distinguish companies who are committed to investors and have a proven ability to provide good service.

[artwork of Phone handset and cord]

Keystone Introduces Investment Insight Line for Shareholders

Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear Keystone portfolio managers discuss their latest strategies, or listen to Keystone's overall market outlook from James McCall, chief investment officer. Of course, your financial adviser can provide you with more complete information on Keystone Funds. This service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line   1-800-346-3858, Press 2 after the greeting

[artwork of phone base and cord]

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PAGE 4
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Keystone Global Opportunities Fund


                               A Discussion With
                              Your Fund Manager

The following interview was conducted jointly with Margery C. Parker of Keystone and Eric Mookherjee, chief investment officer of Credit Lyonnais International Asset Management, N.A. Ms. Parker has overall responsibility for the Fund and its investments in North and South America; Mr. Mookherjee's team at Credit Lyonnais manages the Fund's investments in Europe and the Far East.

Q   How would you characterize the U.S. market environment during the twelve-month period?

A The fundamentals of the U.S. stock market remained strong, with controlled inflation, moderate interest rates and moderate growth. The greatest beneficiaries of these conditions were large-cap U.S. stocks, while small-cap stocks lagged throughout the year. Concerns that the economy may have been growing too fast and fears of rising interest rates had a negative impact on smaller companies. Throughout the year small-caps were generally hit harder by market corrections of January, June and July.

Q   What about the foreign market environment?

A The performance of the foreign markets generally did not live up to investor's expectations. At the beginning of the Fund's fiscal year, many investors were expecting the foreign markets to revive after several years of marking time. Investors also believed that U.S. small-cap stocks would not repeat their outstanding 1995 performance.
 In Japan, the government's economic stimulus package renewed the possibility of an improving economic environment. However, growth remained slow and the yen moved down versus the dollar. The weaker yen helped Japanese export companies which tend to benefit from a strong U.S. dollar. However, gains on Japanese stocks were largely offset by the weak yen after conversion into U.S. dollars. Small-cap stocks as represented by the Salomon Japanese Extended Market Index returned 15.54% in local terms and 2.54% in U.S. dollars.

Fund Profile
Objective: Seeks capital growth by investing in small- to medium-sized companies around the world.
Commencement of investment operations: March 16, 1988
Countries: 25
Net assets: $761 million
Newspaper listing: "GloOp"

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PAGE 5
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Regional Diversification

as of September 30, 1996

[Graphic of map of North America, Latin America, Europe, Africa, Asia and Austrailia]

  In Europe, smaller companies continued to struggle with a generally weak economic environment, and high labor and production costs throughout most of the year. Growth was lower than had been anticipated, with the exception of the U.K., where the fundamentals became increasingly positive during the year. We increased the Fund's U.K. holdings, but the timing of some our investments could have been better in retrospect.

Q   What changes did you make in geographic allocation?

A We decreased exposure to U.S. stocks during the year and doubled our positions in Japan, the U.K. and France. Between September 30, 1995 and September 30, 1996 we increased our position in Japan from 11% to 20%, in the U.K. from 7% to 13% and in France from 2% to 4%.

---------
(1)Includes short-term investments, foreign currency holdings, and other assets and liabilities.

Q   Japan was the largest foreign country weighting after the U.S. What types of companies did you invest in there?

A We liked export-oriented and finance companies in Japan. We expected Japanese export companies to benefit from the stronger U.S. dollar and good trading liquidity. Because Japanese export companies earn much of their revenues in U.S. dollars, a stronger dollar means that revenues are worth more when dollars are converted into yen.

   One Japanese holding that capitalizes on exporting is Aderans, a wig manufacturer with a nationwide sales network and overseas bases in Thailand, the Philippines and the U.S. We first acquired the stock in April and added to our position in May and June. We took some profits in July when the price had appreciated about 20%, but maintained a good position as of the end of the period. Long-term sales and profit growth look attractive and the valuation is relatively low.

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Keystone Global Opportunities Fund

   One of our long-term holdings has been Daiwa Industries, which manufactures refrigerators for hotels and convenience stores. New government regulations concerning food testing and sanitation standards are expected to provide a strong market for their products both in Japan and throughout the Far East.

   In the finance area, the Fund continued to benefit from our holding of Shokoh Fund, a financing company which deals primarily with small- and medium-sized firms seeking capital. We held about $5.5 million of the stock at the start of the period, and added to our position in mid-March when the company revised its earnings expectations upward. The price went up 40% after this news and we sold 15% of our position. Shokoh Fund was one of the Fund's largest holdings at 1.7% of net assets.

Performance of World Markets
as of September 30, 1996
Twelve-month returns in U.S. dollars

[Data for Bar Chart]
North America      14.57%
Europe             13.03%
Asia/Pacific        6.10%
World (ex. U.S.)    9.97%

Source: Salomon Brothers, Inc.

Q   You mentioned that the U.K. led the
European economy. What companies have
you focused on there?

A We held shares of Brammer, a British company with extensive catalog sales of bearings, power transmissions and motion control equipment both domestically and in Europe. It also rents specialized test equipment and computer software and hardware. The company has very strong management and a commitment to customer service unmatched by its competitors. We believe it is well positioned to benefit from an economic recovery in the United Kingdom, productivity improvements in Europe, and the booming telecommunication and software markets.

   We also held Capita, which we believed would benefit from the growing outsourcing trend in Europe. Initially this trend was seen in the public sector in the U.K., but is now expanding to non-core activities in the private sector as well. Capita provides long-term contract labor in a broad range of white collar services, and we see plenty of room for growth as a recovering economy increases demand.

Q   What about other holdings in Europe?

A We owned the French company Zodiac, a highly diversified business with three core activities: marine leisure, cabin fittings for civil aircraft, and aerospace equipment. The upturn in the airline manufacturing industry and improved economic conditions in the U.S.--which accounts for half of the company's marine leisure sales--should provide a favorable environment for Zodiac in the coming year.

Q   Turning to the Fund's U.S. holdings, this was a period of increased price volatility for U.S. small-cap stocks. Why?

A Investors became concerned about the possibility of a deceleration of earnings growth. The primary

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Top 5 Industries
as of September 30, 1996

                                Percentage  of
Industry                          net assets
Retail                              9.7
Software services                   8.7
Finance                             7.5
Electronics products                6.0
Drugs                               5.5

threat here was higher interest rates prompted by robust economic growth. In addition, small-cap stocks had delivered excellent returns to investors in 1995, and many wondered how long earnings and returns could be sustained.

Q   The U.S. stock portion of the portfolio was reduced to 45% of net assets.
Please describe some top U.S. holdings.

A Our U.S. small-cap holdings were a diverse group. The Fund's number one holding at the end of the period was BDM International. This company is a computer software consultant to corporations. They integrate a company's computer systems to help improve productivity. BDM will come in to evaluate and implement a system that makes better use of a company's information systems. Their product is in demand as companies continue to struggle with managing multiple and rapidly changing computer platforms. Earnings have recently been growing at 20% annually. Although BDM has been a good, solid company in our view, we reduced our holdings slightly after the close of the period.

   One of our long-term U.S. holdings continued to be Cascade Communications. The company sells a product that makes better use of the existing band-width of phone lines. This helps to accommodate higher traffic levels. Regular phone lines were originally designed for relatively short voice conversations. The explosion of growth in the Internet, fax machines and other telecommunications services has resulted in increasingly heavy traffic over phone lines. Cascade makes a product that increases the efficiency of switching of calls. Regional Bell and other telecommunications companies buy their product to improve communications.

   We bought Cascade when it was initially offered to the public in 1994. Cascade has been very successful and we believe its stock price performance has reflected it. The company's earnings have been growing at 40% annually. After the close of the period, we reduced our position slightly to take some profits and keep our holding from becoming too significant in the portfolio.

Q   Retail comprised the Fund's largest industry weighting. What has been your strategy here?

A Performance has been uneven in the retail area. As a result, we have been very selective, preferring to focus on specialty retailers that we believe have had solid financial results and good growth rates. PETsMART, our second largest U.S. holding, is a national chain of pet supply superstores. It has been expanding its business to include veterinary services and equine products and services. We believe PETsMART has the potential to continue its rapid growth rate.

   We also held shares of Corporate Express. This U.S. retailer supplies office equipment and materials to large companies. They sell exclusively through catalogue orders. The company has differentiated itself from its competitors through exceptional cost controls. With the high volume orders from their large company clients, Corporate Express is able to negotiate volume discounts from suppliers. They provide one stop shopping for corporations through an extensive selection of supplies. Large companies find this service very attractive because Corporate Express agrees up front to specified savings for its clients.

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Keystone Global Opportunities Fund

Top 10 Holdings
as of September 30, 1996

                                                           Percentage of
Foreign stocks (Country)         Industry                  net assets
Shokoh Fund (Japan)              Finance                   1.7
Riso Kagaku (Japan)              Office and business       1.2
Nitto Kohki (Japan)              Building                  1.0
Zodiac (France)                  Capital goods             0.9
Amway Japan (Japan)              Consumer goods            0.9

US stocks
BDM International                Software services         1.2
PETsMART                         Retail                    1.1
Cascade Communications           Telecommunications        1.1
Corporate Express                Retail                    1.0
Parametric Technology            Software services         1.0

Q What about the drug and health care area. Did you find any promising growth companies there?

A We invested in Norland Medical, a classic small company with a recent market capitalization (stock price multiplied by total shares outstanding) of $104 million. Norland offers an innovative product that we believe has tremendous potential. The company has developed a simple device that can aid in the diagnosis of bone disorders such as osteoporosis. Until recently, testing for these conditions has required the use of expensive equipment. With Norland's product a simple, less expensive test can accurately measure bone density. Early detection is important to diagnosing bone disorders and Norland Medical's device should help improve diagnosis and treatment. Earnings have been relatively small, but we expect them to accelerate rapidly.

   We also continue to see good opportunities in biotechnology stocks. We own Agouron Pharmaceuticals and Gilead Sciences which are in the forefront of developing treatments for cancer, AIDS and other major diseases.

Q  Were there any new additions to the U.S. portion of the Fund?

A Despite reductions in the U.S. portion of the portfolio, we did add a few new names. United Meridian was one. The company is in the oil and gas exploration and production business with properties in the U.S., Canada, West Africa's Ivory Coast and Equatorial Guinea. Recently, they have had some exciting finds in West Africa. We believe United Meridian is well managed and has had an excellent success rate finding reserves. This is important, since it is costly to drill without striking oil or gas. The company has also benefitted from higher oil and natural gas prices.

Q U.S. technology stocks both rewarded and disappointed investors during the period. What contributed to this environment?

A Technology stocks were one of the best performing sectors for the calendar year 1995. However, overcapacity among semiconductor companies and earnings disappointments at selected companies in 1996 held back technology stocks, which heavily influence the small-cap indexes. This was a volatile and challenging area for investors. We attempted to avoid some of these trouble spots and stayed with tech stocks that we believed would provide consistent performance such as selected software stocks.

   One of our top U.S. holdings in the software area was Parametric Technology. This company develops software products to automate the industrial design process. Parametric's CAD/CAM system allows automotive or aeronautical engineers to design new cars or planes on the computer rather than building expensive mockups of new product designs. This enables companies to design products more quickly and cost-effectively.

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Q  What is your outlook?

A We expect a continuation of the generally positive investment environment in the U.S., and we believe that small company stocks will gain favor. When large company stocks become overvalued, investors traditionally turn to smaller company stocks. We also believe that the widespread improvements in the world economy should continue, which should benefit your Fund's international holdings.

Q  What criteria do you use in selecting stocks for the Fund?

A We seek to invest in small companies around the world that we believe have superior growth rates and accelerating earnings. We look for companies with projected earnings growth rates of 20% or more each year. U.S. holdings generally have market capitalizations of about $1 billion or less when we purchase them. We focus on companies with a high level of profitability and an attractive stock price. These companies typically have distinctive products or services that will set them apart in today's increasingly competitive global economy.

Q  What advantages does the Fund offer investors?

A Keystone Global Opportunities Fund gives investors access to some of the fastest growing companies around the world. It is a good choice for investors seeking to diversify their U.S. holdings with an international component. The Fund's ability to allocate its assets geographically helps increase its potential for higher returns and its broad diversification helps reduce the impact of varying market conditions in a particular country or region.

                                      [diamond]

                       This column is intended to answer
               questions about your Fund. If you have a question
                   you would like answered, please write to:
                   Keystone Investment Distributors Company,
                 Attn: Shareholder Communications, 22nd floor,
                              200 Berkeley Street,
                       Boston, Massachusetts 02116-5034.

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Keystone Global Opportunities Fund

Your Fund's Performance

Growth of an investment in
Keystone Global Opportunities Fund Class A

In Thousands

[data for mountain chart]


        Initial Investment      Reinvested Distributions
        9425                    9425
9/88    9312                    9312
        10537                   10889
9/90    9378                    9839
        12177                   13057
9/92    11018                   13293
        16984                   20492
9/94    18303                   22282
        22083                   26883
9/96    23148                   28179

Total Value: $28,179

A $10,000 investment in Keystone Global Opportunities Fund Class A made on March 16, 1988 with all distributions reinvested was worth $28,179 on September 30, 1996. Past performance is no guarantee of future results.


Twelve-Month Performance as of September 30, 1996

                                 Class A      Class B       Class C
Total returns*                      4.82%       4.00%         4.04%
Net asset value 9/30/95           $23.43      $23.00        $23.04
                9/30/96           $24.56      $23.92        $23.97
Dividends                           None        None          None
Capital gains                       None        None          None

* Before deducting sales charges.

Historical Record as of September 30, 1996

Cumulative total returns     Class A   Class B     Class C
1-year w/o sales charge         4.82%     4.00%       4.04%
1-year                         -1.20%     0.00%       4.04%
5-year                        103.41%       --          --
Life of Class                 181.79%    68.91%      72.26%
Average annual returns
1-year w/o sales charge         4.82%     4.00%       4.04%
1-year                         -1.20%     0.00%       4.04%
5-year                         15.26%       --          --
Life of Class                  12.89%    15.37%      15.99%
Commencement of
 operations                  3/16/88    2/1/93      2/1/93

Class A share performance is reported at the current maximum front-end sales charge of 5.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ. Past performance is no guarantee of future results.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

PAGE 11
------------------------

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Global Opportunities Fund Class A, the Morgan Stanley Capital International World Index and the Consumer Price Index.

In Thousands          March 16, 1988 through September 30, 1996


       Average Annual Total Returns
-----------------------------------------------
            1 Year     5 Year     Life of Class
Class A     -1.20%     15.26%        12.89%
Class B      0.00%       -           15.37%
Class C      4.04%       -           15.99%

[data for 3 line chart]

        Class A   (MSCIWI)        (CPI)
3/88    9425      10000           10000
9/88    9312      10264.77        10328
9/89    10889     12922.81        10776
9/90    9839      10165.25        11440
9/91    13057     12674.48        11828
9/92    13293     12619.57        12181
9/93    20492     15184.04        12509
9/94    22282     16334.75        12879
9/95    26883     18687.55        13207
9/96    28179     21241           13560

Past performance is no guarantee of future results. The perforamnce of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Consumer Price Index and Morgan Stanley Capital International World Index are from February 28, 1988. The Consumer Price Index is through August 31, 1996.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Global Opportunities Fund Class A

The Fund seeks capital growth by investing in small- to medium-sized companies around the world. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Morgan Stanley Capital International World Index (MSCIWI)

CIWI is a broad-based securities market index of about 1500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe and the Pacific Rim.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more

PAGE 12
-----------------------------------
Keystone Global Opportunities Fund

reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone Global Opportunities Fund Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 13
------------------------

                                   Glossary of
                               Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 14
-----------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1996

                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
COMMON STOCKS (93.2%)
UNITED STATES (45.4%)
ADVERTISING & PUBLISHING (1.4%)
Clear Channel Communications (a)               70,000       $ 6,195,000
Outdoor System, Inc.                          100,000         4,675,000
----------------------------------------     -----------   --------------
                                                             10,870,000
----------------------------------------     -----------   --------------
AMUSEMENTS (0.3%)
Hollywood Casino Corp., Class A (a)            35,300           167,675
La Quinta Inns, Inc.                          112,500         2,193,750
----------------------------------------     -----------   --------------
                                                              2,361,425
----------------------------------------     -----------   --------------
AUTOMOTIVE (0.4%)
Gentex Corp. (a)                              150,000         3,403,125
----------------------------------------     -----------   --------------
BUILDING MATERIALS (0.8%)
Rental Services Corp. (a)                      14,900           324,075
Oakwood Homes Corp.                            80,000         2,200,000
Southern Energy Homes, Inc. (a)               225,000         3,628,125
----------------------------------------     -----------   --------------
                                                              6,152,200
----------------------------------------     -----------   --------------
BUSINESS SERVICES (3.1%)
Alternative Resources, Inc. (a)               100,000         2,812,500
Equity Corp., International (a)               200,000         6,312,500
G & K Services, Inc., Class A                 160,000         4,720,000
Thermedics, Inc. (a)                          163,600         4,314,950
U. S. Filter Corp. (a)                        150,000         5,118,750
----------------------------------------     -----------   --------------
                                                             23,278,700
----------------------------------------     -----------   --------------
CAPITAL GOODS (0.3%)
Airgas, Inc. (a)                              100,000         2,537,500
----------------------------------------     -----------   --------------
CHEMICALS (0.5%)
OM Group, Inc.                                100,000         3,850,000
----------------------------------------     -----------   --------------
CONSUMER GOODS (1.0%)
Blyth Industries, Inc. (a)                     71,700         3,477,450
USA Detergents, Inc. (a)                      103,800         4,074,150
----------------------------------------     -----------   --------------
                                                              7,551,600
----------------------------------------     -----------   --------------
DIVERSIFIED COMPANIES (0.5%)
RMI Titanium Co. (a)                          150,000         3,787,500
----------------------------------------     -----------   --------------
DRUGS (4.5%)
Advanced Tissue Sciences (a)                  200,000       $ 3,550,000
Agouron Pharmaceuticals, Inc. (a)             100,000         4,387,500
Amylin Pharmaceutical (a)                     100,000         1,125,000
Autoimmune, Inc. (a)                          150,000         1,434,375
Chad Therapeutics, Inc. (a)                   139,050         2,763,619
Gilead Sciences, Inc. (a)                     150,000         4,246,875
Health Management Associates, Inc. (a)        224,437         5,582,870
Lifecore Biomedical, Inc. (a)                  67,900         1,328,294
Magainin Pharmaceutical (a)                   225,000         2,643,750
Neurogen Corp. (a)                            125,000         3,148,438
Nitinol Medical Technologies, Inc. (a)        100,000         1,112,500
SEQUUS Pharmaceuticals, Inc. (a)              200,000         3,137,500
----------------------------------------     -----------   --------------
                                                             34,460,721
----------------------------------------     -----------   --------------
ELECTRONICS PRODUCTS (1.8%)
Memtec Ltd.                                   145,600         4,104,100
Microchip Technology, Inc. (a)                125,000         4,703,125
Sawtek, Inc. (a)                              100,000         2,575,000
Xilinx, Inc. (a)                               62,600         2,124,488
----------------------------------------     -----------   --------------
                                                             13,506,713
----------------------------------------     -----------   --------------
FINANCE (3.1%)
Investors Financial Services Corp.            200,000         5,175,000
First Alliance Co. (a)                        238,600         5,368,500
IMC Mortgage Co. (a)                          132,100         4,177,663
RAC Financial Group, Inc. (a)                 120,000         5,445,000
TCF Financial Corp.                            87,300         3,284,663
----------------------------------------     -----------   --------------
                                                             23,450,826
----------------------------------------     -----------   --------------
FOOD, BEVERAGE & TOBACCO (0.8%)
Panamerican Beverages, Inc., Class A,
 ADR                                           65,000         2,673,125
Richfoods Holdings, Inc.                      100,000         3,743,750
----------------------------------------     -----------   --------------
                                                              6,416,875
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (3.3%)
Emeritus Corp. (a)                            175,600         2,765,700
IDEXX Labs, Inc. (a)                           40,800         1,851,300
Norland Medical Systems, Inc. (a)             300,000         6,225,000
Orthologic Corp. (a)                          300,000         3,225,000
Pediatrix Medical Group (a)                    26,600         1,333,325

                                                      (continued on next page)

PAGE 15
-------------------------------------------

SCHEDULE OF INVESTMENTS-September 30, 1996

                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (continued)
Perclose, Inc. (a)                            130,100       $  2,878,463
Phymatrix Corp. (a)                           150,000          2,868,750
Total Renal Care Holdings, Inc. (a)           100,000          3,975,000
----------------------------------------     -----------   --------------
                                                              25,122,538
----------------------------------------     -----------   --------------
INSURANCE (1.5%)
CMAC Investment Corp.                          40,000          2,540,000
Capital Re Corp.                              100,000          3,800,000
HCC Insurance Holdings, Inc.                  181,000          5,226,375
----------------------------------------     -----------   --------------
                                                              11,566,375
----------------------------------------     -----------   --------------
NATURAL GAS (0.9%)
United Meridan Corp. (a)                      145,000          6,597,500
----------------------------------------     -----------   --------------
OFFICE & BUSINESS EQUIPMENT (0.6%)
Security Dynamics Technology, Inc. (a)         19,400          1,390,738
EMC Corp. (a)                                  15,000          3,393,750
----------------------------------------     -----------   --------------
                                                               4,784,488
----------------------------------------     -----------   --------------
OIL SERVICES (3.0%)
BJ Services Co. (a)                           160,000          5,800,000
ENSCO International, Inc. (a)                 125,000          4,062,500
Falcon Drilling, Inc. (a)                     191,200          4,947,300
Global Industries, Inc. (a)                   250,000          4,000,000
Seacor Holdings, Inc. (a)                      72,000          3,649,500
----------------------------------------     -----------   --------------
                                                              22,459,300
----------------------------------------     -----------   --------------
RESTAURANTS (1.2%)
Applebee's International, Inc.                153,600          4,108,800
Quality Dining, Inc. (a)                      172,200          4,864,650
----------------------------------------     -----------   --------------
                                                               8,973,450
----------------------------------------     -----------   --------------
RETAIL (4.0%)
Abercrombie & Finch Co., Class A (a)          200,000          4,900,000
Black Box Corp. (a)                            33,600          1,113,000
Corporate Express, Inc. (a)                   200,000          7,750,000
Mossimo, Inc. (a)                              64,200          2,046,375
Tiffany & Co. (a)                             120,000          4,800,000
PETsMART, Inc. (a)                            332,200          8,616,438
West Marine, Inc.                              33,000          1,093,125
----------------------------------------     -----------   --------------
                                                              30,318,938
----------------------------------------     -----------   --------------
SOFTWARE SERVICES (6.8%)
America Online, Inc. (a)                       67,400       $  2,401,125
BDM International, Inc. (a)                   150,000          8,962,500
Cognex Corp. (a)                               90,000          1,473,750
Desktop Data, Inc. (a)                        100,000          2,850,000
Factset Research System, Inc. (a)             125,000          2,390,625
Geoworks (a)                                  200,000          5,200,000
INSO Corp. (a)                                 62,700          3,346,613
Parametric Technology Corp. (a)               150,000          7,415,625
Project Software & Development, Inc. (a)      150,000          6,318,750
SQA, Inc. (a)                                 247,600          6,716,150
Synopsys, Inc. (a)                            100,000          4,612,500
----------------------------------------     -----------   --------------
                                                              51,687,638
----------------------------------------     -----------   --------------
TELECOMMUNICATIONS (4.3%)
ACC Corp. (a)                                 100,000          4,687,500
Brooks Fiber Properties, Inc. (a)             120,000          3,420,000
Cascade Communications Corp. (a)              100,000          8,143,750
Natural Microsystems Corp. (a)                 64,400          3,075,100
TSX Corp. (a)                                 150,000          2,100,000
Tel Save Holdings, Inc. (a)                   125,000          3,546,875
Winstar Communications, Inc. (a)              200,000          3,337,500
Wireless One, Inc. (a)                        300,000          4,500,000
----------------------------------------     -----------   --------------
                                                              32,810,725
----------------------------------------     -----------   --------------
TEXTILES (0.4%)
Nautica Enterprises, Inc. (a)                 100,000          3,237,500
----------------------------------------     -----------   --------------
TRANSPORTATION (0.9%)
Landstar Systems, Inc. (a)                     81,300          2,154,450
Swift Transportation, Inc. (a)                200,000          4,362,500
----------------------------------------     -----------   --------------
                                                               6,516,950
----------------------------------------     -----------   --------------
TOTAL UNITED STATES
 (Cost--$267,042,687)                                        345,702,587
-------------------------------------------------------    --------------
FOREIGN (47.8%)
AUSTRALIA (2.3%)
ADVERTISING & PUBLISHING (0.2%)
West Australia Newspaper Holdings Ltd.        400,000          1,567,448
----------------------------------------     -----------   --------------


PAGE 16
-----------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS-September 30, 1996

                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
BUILDING MATERIALS (0.3%)
Leighton Holdings                              400,000      $ 1,773,274
----------------------------------------     -----------   --------------
FINANCE (0.4%)
Gio Australian Holdings                      1,260,499        3,163,222
----------------------------------------     -----------   --------------
METALS & MINING (0.5%)
Delta Gold NL (a)                              450,000          997,467
QNI Ltd.                                     1,400,000        2,936,985
----------------------------------------     -----------   --------------
                                                              3,934,452
----------------------------------------     -----------   --------------
OIL (0.3%)
Oil Search Ltd.                              1,500,000        1,864,313
----------------------------------------     -----------   --------------
PAPER & PACKAGING (0.4%)
Amcor Ltd.                                     500,000        3,016,150
----------------------------------------     -----------   --------------
RETAIL (0.2%)
David Jones Ltd. (a)                         1,306,000        1,633,534
----------------------------------------     -----------   --------------
TOTAL AUSTRALIA                                              16,952,393
-------------------------------------------------------    --------------
AUSTRIA (0.5%)
METALS & MINING (0.5%)
Bohler Uddeholm                                 42,000        3,354,995
----------------------------------------     -----------   --------------
TEXTILES (0.0%)
Wolford AG                                       1,200          306,117
----------------------------------------     -----------   --------------
TOTAL AUSTRIA                                                 3,661,112
-------------------------------------------------------    --------------
BERMUDA (0.3%)
CONSUMER GOODS (0.1%)
Pokphand (CP) Co.                            2,200,000          697,013
----------------------------------------     -----------   --------------
INSURANCE (0.2%)
National Mutual Asia                         1,904,000        1,674,279
----------------------------------------     -----------   --------------
TOTAL BERMUDA                                                 2,371,292
-------------------------------------------------------    --------------
BRAZIL (0.0%)
TELECOMMUNICATIONS (0.0%)
Telesponsora Telefonos Sao Paulo (a)           582,843           98,748
----------------------------------------     -----------   --------------
CANADA (0.4%)
CONSUMER GOODS (0.4%)
Scott Paper Ltd.                               124,000        2,426,107
----------------------------------------     -----------   --------------
CHILE (0.3%)
BUSINESS SERVICES (0.3%)
A.F.P. Provida S.A., ADR                       100,000      $ 2,300,000
A.F.P. Provida S.A.                             10,582          234,316
----------------------------------------     -----------   --------------
                                                              2,534,316
----------------------------------------     -----------   --------------
FINANCE (0.0%)
Banco de Credito                                38,393          319,322
----------------------------------------     -----------   --------------
PAPER & PACKAGING (0.0%)
Companhia de Manufactuers de Papeles Y
Cartones                                        17,201          216,991
----------------------------------------     -----------   --------------
TOTAL CHILE                                                   3,070,629
-------------------------------------------------------    --------------
DENMARK (0.1%)
AUTOMOTIVE (0.1%)
Scandinavian Mobility (a)                       40,000          689,573
----------------------------------------     -----------   --------------
FINLAND (0.3%)
CAPITAL GOODS (0.1%)
Benefon Oyvappa S.I. (a)                        54,300          914,661
----------------------------------------     -----------   --------------
CONSUMER GOODS (0.2%)
Olvi                                            60,000        1,732,587
----------------------------------------     -----------   --------------
TOTAL FINLAND                                                 2,647,248
-------------------------------------------------------    --------------
FRANCE (4.4%)
ADVERTISING & PUBLISHING (0.1%)
High Co. (a)                                    27,000        1,097,667
----------------------------------------     -----------   --------------
AMUSEMENTS (0.2%)
Infogrames Entertainment (a)                    12,209        1,751,402
----------------------------------------     -----------   --------------
AUTOMOTIVE (0.5%)
Sylea                                           37,023        3,985,052
----------------------------------------     -----------   --------------
CAPITAL GOODS (1.8%)
GFI Industries                                  17,000        2,102,991
Norbert Destressangle                           24,260        3,306,367
Technip                                         11,000        1,004,917
Zodiac (a)                                      27,655        6,922,450
----------------------------------------     -----------   --------------
                                                             13,336,725
----------------------------------------     -----------   --------------

                                                 (continued on next page)


PAGE 17
------------------------------------------

SCHEDULE OF INVESTMENTS-September 30, 1996

                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
ELECTRONICS PRODUCTS (0.4%)
Dassault Systems (a)                            15,000      $   628,400
Faiveley                                        37,000        2,320,782
----------------------------------------     -----------   --------------
                                                              2,949,182
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (0.1%)
Bioblock Scientific                             17,100        1,092,440
----------------------------------------     -----------   --------------
RETAIL (0.5%)
Grandoptical Photo                              25,479        3,368,920
----------------------------------------     -----------   --------------
SOFTWARE SERVICES (0.8%)
Axime (a)                                       42,100        4,205,517
Unilog                                          18,000        1,672,636
----------------------------------------     -----------   --------------
                                                              5,878,153
----------------------------------------     -----------   --------------
TEXTILES & APPAREL (0.0%)
ICBT Groupe                                      7,691          284,383
----------------------------------------     -----------   --------------
TOTAL FRANCE                                                 33,743,924
-------------------------------------------------------    --------------
GERMANY (0.1%)
RETAIL (0.1%)
Puma AG (a)                                     25,500          804,964
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.0%)
Andreae Noris Zahn                                 600          204,336
----------------------------------------     -----------   --------------
TOTAL GERMANY                                                 1,009,300
-------------------------------------------------------    --------------
HONG KONG (0.4%)
AMUSEMENTS (0.2%)
Cdl Hotels International (a)                 2,500,000        1,357,817
----------------------------------------     -----------   --------------
ELECTRONICS PRODUCTS (0.1%)
HKR International Ltd.                         625,680          728,193
----------------------------------------     -----------   --------------
FINANCE (0.1%)
Wing Hang Bank Ltd.                            100,000          375,016
----------------------------------------     -----------   --------------
RETAIL (0.0%)
Dickson Concepts International Ltd.             80,000          257,080
----------------------------------------     -----------   --------------
TOTAL HONG KONG                                               2,718,106
-------------------------------------------------------    --------------
INDONESIA (0.0%)
MISCELLANEOUS (0.0%)
Lippo Karaci (a)                               195,500          227,228
----------------------------------------     -----------   --------------
ITALY (0.9%)
AUTOMOTIVE (0.2%)
De Rigo SPA, ADR (a)                           160,100      $ 1,801,125
----------------------------------------     -----------   --------------
CONSUMER GOODS (0.2%)
Safilo (a)                                      72,000        1,602,363
----------------------------------------     -----------   --------------
CONSUMER PRODUCTS (0.1%)
Brembo SPA                                      86,000          958,379
----------------------------------------     -----------   --------------
INSURANCE (0.2%)
Mediolanum (a)                                 110,000        1,190,448
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.2%)
C.A.L.P.                                       265,000        1,026,424
----------------------------------------     -----------   --------------
TOTAL ITALY                                                   6,578,739
-------------------------------------------------------    --------------
JAPAN (19.9%)
AUTOMOTIVE (0.9%)
Royal Ltd.                                     260,000        6,872,760
----------------------------------------     -----------   --------------
BUILDING MATERIALS (2.3%)
Aronkasei Co.                                   50,000          622,760
Hibiya Engineering, Ltd.                       200,000        2,240,143
Nitto Kohki                                    190,000        7,661,290
THK Co.                                        130,000        2,294,803
Tadano                                         500,000        4,569,892
----------------------------------------     -----------   --------------
                                                             17,388,888
----------------------------------------     -----------   --------------
CAPITAL GOODS (1.3%)
Disco Corp.                                    120,000        2,731,183
Kanamoto Co., Ltd.                             200,000        3,100,358
Max Co.                                        220,000        4,297,491
----------------------------------------     -----------   --------------
                                                             10,129,032
----------------------------------------     -----------   --------------
CONSUMER GOODS (3.8%)
Amway Japan Ltd.                               160,000        6,939,068
Daiwa Industries Ltd.                          640,000        6,537,634
Itariyard Co.                                  108,000        3,300,000
Mandom Corp.                                   110,000        1,774,194
Maruko Co.                                     102,060        6,675,968
Matsumotokiyoshi                               100,000        3,351,254
----------------------------------------     -----------   --------------
                                                             28,578,118
----------------------------------------     -----------   --------------


PAGE 18
----------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1996


                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
ELECTRONICS PRODUCTS (1.5%)
Aucnet, Inc.                                   110,000      $  3,725,806
Daiichi Co.                                    200,000         5,197,133
Daiichi Kosho Co.                               26,000         2,446,237
----------------------------------------     -----------   --------------
                                                              11,369,176
----------------------------------------     -----------   --------------
FINANCE (3.0%)
Nichiei Co., Ltd.                              100,000         6,577,061
Promise Co.                                     65,000         3,028,674
Shokoh Fund                                     57,000        12,819,893
----------------------------------------     -----------   --------------
                                                              22,425,628
----------------------------------------     -----------   --------------
FOODS (1.0%)
Albis Co.                                      200,000         2,741,935
Izumi Co.                                      250,000         4,435,484
----------------------------------------     -----------   --------------
                                                               7,177,419
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (0.8%)
Nichii Gakkan Co.                              120,000         6,064,516
----------------------------------------     -----------   --------------
MACHINERY (0.4%)
Fuji Machine Manufacturing                     130,000         3,319,892
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.5%)
Misumi Corp.                                   130,000         3,704,301
----------------------------------------     -----------   --------------
OFFICE & BUSINESS EQUIPMENT (1.2%)
Riso Kagaku Corp.                              120,000         8,870,968
----------------------------------------     -----------   --------------
RESTAURANTS (0.1%)
Ohsho Food Service Corp.                        59,000         1,073,208
----------------------------------------     -----------   --------------
RETAIL (2.8%)
Aderans Co.                                    233,000         5,908,513
Circle K Japan Co.                              70,000         3,104,839
Fast Retailing Co.                              66,000         1,833,333
Ministop Co., Ltd.                             180,000         5,000,000
Nissen Co.                                      62,100           495,242
Tsutsumi Jewelry                               124,400         4,848,925
----------------------------------------     -----------   --------------
                                                              21,190,852
----------------------------------------     -----------   --------------
TELEPHONE UTILITIES (0.3%)
Nippon Denwa                                   230,000         2,576,165
----------------------------------------     -----------   --------------
TOTAL JAPAN                                                  150,740,923
-------------------------------------------------------    --------------
MALAYSIA (1.0%)
AIR TRANSPORTATION (0.0%)
Malaysian Helicopter Services Bhd               96,000      $    137,887
----------------------------------------     -----------   --------------
BUILDING MATERIALS (0.3%)
Ho Hup Construction Co. Bhd                    140,000           410,549
Hume Industries (Malaysia) Bhd                 208,000         1,103,734
IJM Corp. Bhd                                  100,000           194,702
Leader Universal Holdings Bhd                  229,333           494,094
Road Builder (M) Holdings Bhd                   60,000           308,809
----------------------------------------     -----------   --------------
                                                               2,511,888
----------------------------------------     -----------   --------------
FINANCE (0.2%)
MBF Capital Bhd                              1,000,000         1,420,364
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.5%)
Affin Holdings Bhd                             800,000         1,851,261
Nylex (Malaysia) SDN Bhd                       870,000         1,787,624
----------------------------------------     -----------   --------------
                                                               3,638,885
----------------------------------------     -----------   --------------
TOTAL MALAYSIA                                                 7,709,024
-------------------------------------------------------    --------------
MEXICO (0.0%)
DRUGS (0.0%)
Far Beneficial S.A. de C.V.                    141,000           285,659
----------------------------------------     -----------   --------------
NETHERLANDS (0.9%)
DIVERSIFIED COMPANIES (0.4%)
Toolex Alpha N.V. (a)                          147,500         3,358,732
----------------------------------------     -----------   --------------
ELECTRONICS PRODUCTS (0.2%)
Eriks Holdings                                  13,500         1,083,815
----------------------------------------     -----------   --------------
RETAIL (0.3%)
Ceteco Holding N.V. (a)                         41,962         2,263,846
----------------------------------------     -----------   --------------
TOTAL NETHERLANDS                                              6,706,393
-------------------------------------------------------    --------------
PERU (0.5%)
FINANCE (0.2%)
Credicorp, Ltd., ADR                            90,594         1,721,280
----------------------------------------     -----------   --------------
FOODS (0.2%)
La Fabril S.A. (a)                           1,024,457         1,510,156
----------------------------------------     -----------   --------------
TELEPHONE UTILITIES (0.1%)
Tele 2000 (a)                                  498,192           809,810
----------------------------------------     -----------   --------------
TOTAL PERU                                                     4,041,246
-------------------------------------------------------    --------------

                                                  (continued on next page)



PAGE 19
--------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1996

                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
SINGAPORE (0.0%)
DIVERSIFIED COMPANIES (0.0%)
Natsteel Ltd.                                  100,000      $   176,821
----------------------------------------     -----------   --------------
SPAIN (0.0%)
BUILDING MATERIALS (0.0%)
Tableros de Fibras S.A.                         35,312          311,948
----------------------------------------     -----------   --------------
SWEDEN (1.3%)
CAPITAL GOODS (0.6%)
Esselte AB                                      97,300        2,129,039
Hoganas AB                                      72,000        2,238,218
----------------------------------------     -----------   --------------
                                                              4,367,257
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (0.4%)
Gettinge                                       160,800        3,081,715
----------------------------------------     -----------   --------------
RETAIL (0.3%)
Lindex AB                                      148,000        2,434,394
----------------------------------------     -----------   --------------
TOTAL SWEDEN                                                  9,883,366
-------------------------------------------------------    --------------
SWITZERLAND (1.3%)
ADVERTISING & PUBLISHING (0.3%)
Affichage (SocieGen)                             5,075        2,227,792
----------------------------------------     -----------   --------------
CONSUMER GOODS (0.3%)
Phoenix Meccano AG                               4,225        2,036,428
----------------------------------------     -----------   --------------
FOOD, BEVERAGE & TOBACCO (0.5%)
Lindt & Spruengli                                2,150        3,562,779
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (0.1%)
Phonak                                             900          846,080
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.1%)
Danzas Holding                                     900          939,293
----------------------------------------     -----------   --------------
TOTAL SWITZERLAND                                             9,612,372
-------------------------------------------------------    --------------
TAIWAN, REPUBLIC OF CHINA (0.1%)
FINANCE (0.1%)
Chronicle 2001 Mutual Fund (a)               1,653,374          743,056
----------------------------------------     -----------   --------------
UNITED KINGDOM (12.8%)
ADVERTISING & PUBLISHING (1.3)
Aegis Group (a)                              3,130,000        3,196,627
Dorling Kindersley                             487,500        3,723,587
HTV Group                                      580,000        3,190,953
----------------------------------------     -----------   --------------
                                                             10,111,167
----------------------------------------     -----------   --------------
AMUSEMENTS (0.9%)
Jarvis Hotels                                1,310,000      $ 3,239,631
Millenenium & Copthorne Hotels (a)             388,000        1,894,757
Vardon (a)                                   1,128,001        1,588,982
----------------------------------------     -----------   --------------
                                                              6,723,370
----------------------------------------     -----------   --------------
AUTOMOTIVE (0.8%)
Brammer                                        638,451        6,170,660
----------------------------------------     -----------   --------------
BUILDING MATERIALS (0.7%)
Berkeley Group (The) PLC                       305,555        2,881,466
Halma PLC                                      928,776        2,783,857
----------------------------------------     -----------   --------------
                                                              5,665,323
----------------------------------------     -----------   --------------
BUSINESS SERVICES (1.3%)
Capita Group                                   691,000        4,564,126
Compass Group PLC                              647,368        5,664,090
----------------------------------------     -----------   --------------
                                                             10,228,216
----------------------------------------     -----------   --------------
CAPITAL GOODS (0.5%)
Critchley Group PLC                            265,500        3,615,355
----------------------------------------     -----------   --------------
DRUGS (0.6%)
Oxford Molecular (a)                           700,000        3,484,113
Shire Pharma Group (a)                         340,000        1,016,435
----------------------------------------     -----------   --------------
                                                              4,500,548
----------------------------------------     -----------   --------------
ELECTRONICS PRODUCTS (2.0%)
Astec (BSR) (a)                              1,540,000        3,519,174
Pressac Holdings (a)                           750,000        2,312,568
Renishaw                                       575,000        4,454,923
Vitec Group                                    422,500        4,595,985
----------------------------------------     -----------   --------------
                                                             14,882,650
----------------------------------------     -----------   --------------
HEALTH CARE SERVICES (0.5%)
Seton Healthcare                               227,000        1,865,315
Westminster Healthcare Hldgs. PLC              360,000        1,650,963
----------------------------------------     -----------   --------------
                                                              3,516,278
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.3%)
Corporate Services Group                       500,000        1,361,715
Zotefoams                                      350,000        1,259,978
----------------------------------------     -----------   --------------
                                                              2,621,693
----------------------------------------     -----------   --------------



PAGE 20
----------------------------------
Keystone Global Opportunities Fund

SCHEDULE OF INVESTMENTS--September 30, 1996

                                                               Market
                                              Shares           Value
----------------------------------------     -----------   --------------
PAPER & PACKAGING (0.3%)
Jarvis Porter Group PLC                         630,000     $  1,903,115
----------------------------------------     -----------   --------------
RESTAURANTS (0.3%)
My Kinda Town, Inc.                             880,000        1,997,183
----------------------------------------     -----------   --------------
RETAIL (1.5%)
Games Workshop Group                            402,200        2,996,513
Harvey Nichols (a)                              290,000        1,584,129
Harvey Nichols PLC (a)                           90,000          491,626
Watson & Philip                                 865,000        6,539,286
----------------------------------------     -----------   --------------
                                                              11,611,554
----------------------------------------     -----------   --------------
SOFTWARE SERVICES (1.1%)
Parity PLC                                      930,000        4,548,834
Sage Group (a)                                  520,000        3,784,630
----------------------------------------     -----------   --------------
                                                               8,333,464
----------------------------------------     -----------   --------------
TELECOMMUNICATIONS (0.7%)
Capital Radio                                   547,000        5,128,393
----------------------------------------     -----------   --------------
TOTAL UNITED KINGDOM                                          97,008,969
-------------------------------------------------------    --------------
TOTAL FOREIGN
 (Cost $354,264,386)                                         363,414,176
-------------------------------------------------------    --------------
TOTAL COMMON STOCKS
 (Cost $621,307,073)                                         709,116,763
-------------------------------------------------------    --------------
PREFERRED STOCKS (2.0%)
BRAZIL (1.3%)
TELECOMMUNICATIONS (0.3%)
Telesponsora Telefonos Sao Paulo             13,600,000        2,610,515
----------------------------------------     -----------   --------------
FINANCE (0.4%)
Banco Itau                                    6,974,900        2,892,831
----------------------------------------     -----------   --------------
UTILITIES (0.6%)
Cemig CIA Energy MG                         142,800,000        4,265,400
----------------------------------------     -----------   --------------
TOTAL BRAZIL                                                   9,768,746
-------------------------------------------------------    --------------
GERMANY (0.7%)
DRUGS (0.4%)
Biotest AG                                      120,000        3,222,215
----------------------------------------     -----------   --------------
MISCELLANEOUS (0.3%)
Fielmann AG                                      60,000        2,495,252
----------------------------------------     -----------   --------------
TOTAL GERMANY                                               $  5,717,467
-------------------------------------------------------    --------------
TOTAL PREFERRED STOCK
 (Cost--$12,622,904)                                          15,486,213
-------------------------------------------------------    --------------
                                             Maturity
                                               Value
----------------------------------------     -----------   --------------
SHORT-TERM INVESTMENTS (5.4%)
REPURCHASE AGREEMENTS (5.4%)
 Investments in repurchase agreements, in
  a joint trading account, purchased
  9/30/96, 5.728%, maturing 10/01/96
  (Cost--$40,705,000) (b)                  $ 40,711,477       40,705,000
----------------------------------------     -----------   --------------
TOTAL INVESTMENTS
 (Cost--$674,634,977) (100.6%)                               765,307,976
-------------------------------------------------------    --------------
FOREIGN CURRENCY HOLDINGS
 (Cost--$183,328) (0.0%)                                         182,312
-------------------------------------------------------    --------------
OTHER ASSETS AND LIABILITIES--
 NET (-0.6%)                                                  (4,675,591)
-------------------------------------------------------    --------------
NET ASSETS (100%)                                           $760,814,697
-------------------------------------------------------    --------------
(a) Non-income-producing security.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30,
    1996.
(c) The cost of investments for federal income tax purposes amounted to
    $674,666,766. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at September 30, 1996 are as follows:
    Gross unrealized appreciation                           $128,479,118
    Gross unrealized depreciation                            (37,837,908)
                                                           --------------
    Net unrealized appreciation                             $ 90,641,210
                                                           ==============

    Legend of Portfolio Abbreviations:
    ADR--American Depository Receipt

PAGE 21
------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1996

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                    U.S. Value at
Exchange                                            September 30,      In Exchange         Unrealized
Date                                                    1996            for U.S. $        Appreciation
------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Buy:
                                Contracts to
                                Receive
---------------------------------------------------------------
10/01/96         5,754,228      Swedish Krona        $  868,340         $  865,753           $2,587
10/04/96           355,326      Pound Sterling          556,152            555,370              782
                                                                                         -------------
                                                                                              3,369
Forward Foreign Currency Exchange Contracts to Sell:
                                Contracts to
                                Deliver
---------------------------------------------------------------
10/01/96            85,324      Swiss Franc          $   67,976         $   68,101              125
10/02/96         8,374,167      Danish Krone          1,429,356          1,430,381            1,025
10/02/96        48,877,636      Japanese Yen            437,971            440,418            2,447
                                                                                         -------------
                                                                                              3,597
                                                                                         -------------
Unrealized appreciation on forward foreign currency exchange contracts                       $6,966
                                                                                         =============

See Notes to Financial Statements.

PAGE 22
-----------------------------------
Keystone Global Opportunities Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                   Year Ended September 30,
                                     -----------------------------------------------------
                                      1996        1995       1994       1993       1992
 --------------------------------   --------    --------    -------   -------    --------
Net asset value beginning of year   $  23.43     $ 19.42    $ 18.02    $ 11.69    $ 12.89
 --------------------------------   --------    --------    -------   -------    --------
Income from investment
operations
Net investment income (loss)           (0.06)      (0.16)     (0.04)     (0.14)     (0.08)
Net realized and unrealized gain
(loss) on investments and
foreign currency related
transactions                            1.19        4.17       1.60       6.47       0.23
 --------------------------------   --------    --------    -------   -------    --------
Total from investment operations        1.13        4.01       1.56       6.33       0.15
 --------------------------------   --------    --------    -------   -------    --------
Less distributions from
Net investment income                   0.00        0.00       0.00       0.00       0.00
Net realized gain on investments        0.00        0.00      (0.16)      0.00      (1.35)
 --------------------------------   --------    --------    -------   -------    --------
Total distributions                     0.00        0.00      (0.16)      0.00      (1.35)
 --------------------------------   --------    --------    -------   -------    --------
Net asset value end of year         $  24.56     $ 23.43    $ 19.42    $ 18.02    $ 11.69
 --------------------------------   --------    --------    -------   -------    --------
Total return (b)                        4.82%      20.65%      8.74%     54.15%      1.81%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                          1.62%(c)    1.83%(c)   2.01%      2.84%      2.50%(a)
Net investment income (loss)           (0.53%)     (0.83%)    (0.86%)    (1.72%)    (0.69%)
Portfolio turnover rate                   67%         35%        32%        64%        75%
Average commissions rate paid       $ 0.0079         N/A        N/A        N/A        N/A
 --------------------------------   --------    --------    -------   -------    --------
Net assets end of year
(thousands)                         $250,427     $94,679    $71,122    $29,942    $10,859
 --------------------------------   --------    --------    -------   -------    --------

                                                                               March 16, 1988
                                              Year Ended September 30,        (Commencement of
                                              ------------------------         Operations) to
                                        1991           1990          1989    September 30, 1988
 --------------------------------   -----------    -----------    -----------    -----------
Net asset value beginning of year      $ 9.89         $11.17        $ 9.77         $10.00
 --------------------------------   -----------    -----------    -----------    -----------
Income from investment
operations
Net investment income (loss)             0.17           0.19          0.09           0.05
Net realized and unrealized gain
(loss) on investments and
foreign currency related
transactions                             3.06          (1.27)         1.66          (0.28)
 --------------------------------   -----------    -----------    -----------    -----------
Total from investment operations         3.23          (1.08)         1.75          (0.23)
 --------------------------------   -----------    -----------    -----------    -----------
Less distributions from
Net investment income                   (0.23)         (0.12)        (0.09)          0.00
Net realized gain on investments         0.00          (0.08)        (0.26)          0.00
 --------------------------------   -----------    -----------    -----------    -----------
Total distributions                     (0.23)         (0.20)        (0.35)          0.00
 --------------------------------   -----------    -----------    -----------    -----------
Net asset value end of year            $12.89         $ 9.89        $11.17         $ 9.77
 --------------------------------   -----------    -----------    -----------    -----------
Total return (b)                        32.71%         (9.65%)       16.94%         (1.20%)
Ratios/supplemental data
Ratios to average net assets:
Total expenses                           2.03%(a)       2.00%(a)      2.00%(a)       1.50%(a)(d)
Net investment income (loss)             1.49%          1.80%         0.86%          1.42%(d)
Portfolio turnover rate                   134%            51%           13%            19%
Average commissions rate paid             N/A            N/A           N/A            N/A
 --------------------------------   -----------    -----------    -----------    -----------
Net assets end of year
(thousands)                            $2,159         $1,519        $1,378         $1,082
 --------------------------------   -----------    -----------    -----------    -----------

(a) Figures are net of expense reimburement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the Ratio of total expenses to average net assets would have been 3.67%, 7.77%, 10.39%, 13.06%, and 5.54% for the years ended September 30, 1992,
    1991, 1990, 1989 and the period March 16, 1988 (Commencement of Operations) to September 30, 1988, respectively.

(b) Excluding applicable sales charges.

(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.60% and 1.81% for the years ended September 30, 1996 and 1995, respectively.

(d) Annualized.

See Notes to Financial Statements.

PAGE 23
-----------------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                               February 1, 1993
                                                     Year Ended September 30,                  (Date of Initial
                                       ----------------------------------------------------   Public Offering) to
                                            1996               1995              1994         September 30, 1993
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Net asset value beginning of year         $  23.00           $  19.20          $  17.95             $ 14.04
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Income from investment operations
Net investment loss                          (0.21)             (0.25)            (0.15)              (0.04)
Net realized and unrealized gain
(loss) on investments and foreign
currency related transactions                 1.13               4.05              1.56                3.95
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Total from investment operations              0.92               3.80              1.41                3.91
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Less distributions from
Net realized gain on investments              0.00               0.00             (0.16)               0.00
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Total distributions                           0.00               0.00             (0.16)               0.00
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Net asset value end of year               $  23.92           $  23.00          $  19.20             $ 17.95
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Total return(a)                               4.00%             19.79%             7.93%              27.85%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                2.40%(b)           2.58%(b)          2.83%               3.35%(c)
Net investment loss                          (1.37%)            (1.59%)           (1.61%)             (1.86%)(c)
Portfolio turnover rate                         67%                35%               32%                 64%
Average commissions rate paid             $ 0.0079                N/A               N/A                 N/A
-----------------------------------    ---------------   ---------------    ---------------    ----------------
Net assets end of year (thousands)        $385,839           $238,320          $131,695             $15,534
-----------------------------------    ---------------   ---------------    ---------------    ----------------

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.38% and 2.56% for the years ended September 30, 1996 and 1995, respectively.

(c) Annualized.

See Notes to Financial Statements.

PAGE 24
----------------------------------
Keystone Global Opportunities Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                            February 1, 1993
                                         Year Ended September 30,           (Date of Initial
                                  --------------------------------------   Public Offering) to
                                     1996          1995          1994       September 30, 1993
                                  --------------------------------------    ------------------
Net asset value beginning of
year                               $  23.04       $ 19.26       $ 17.99         $14.04
 ------------------------------    ----------    ----------    ----------   ------------
Income from investment
operations
Net investment loss                   (0.24)        (0.27)        (0.15)         (0.04)
Net realized and unrealized
gain (loss) on investments and
foreign currency related
transactions                           1.17          4.05          1.58           3.99
 ------------------------------    ----------    ----------    ----------   ------------
Total from investment
operations                             0.93          3.78          1.43           3.95
 ------------------------------    ----------    ----------    ----------   ------------
Less distributions from
Net realized gain on
investments                            0.00          0.00         (0.16)          0.00
 ------------------------------    ----------    ----------    ----------   ------------
Total distributions                    0.00          0.00         (0.16)          0.00
 ------------------------------    ----------    ----------    ----------   ------------
Net asset value end of year        $  23.97       $ 23.04       $ 19.26         $17.99
 ------------------------------    ----------    ----------    ----------   ------------
Total return(a)                        4.04%        19.63%         8.02%         28.13%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                         2.40%(b)      2.58%(b)      2.85%          3.04%(c)
Net investment loss                   (1.38%)       (1.59%)       (1.62%)        (1.55%)(c)
Portfolio turnover rate                  67%           35%           32%            64%
Average commissions rate paid      $ 0.0079           N/A           N/A            N/A
 ------------------------------    ----------    ----------    ----------   ------------
Net assets end of year
(thousands)                        $124,549       $86,339       $50,535         $6,217
 ------------------------------    ----------    ----------    ----------   ------------

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.38% and 2.56% for the years ended September 30, 1996 and 1995, respectively.

(c) Annualized.

See Notes to Financial Statements.

PAGE 25
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES--
September 30, 1996

Assets
 Investments at market value
  (identified cost--$674,634,977)                              $765,307,976
 Foreign currency holdings
  (identified cost--$183,328)                                       182,312
 Receivable for:
  Unrealized appreciation on forward foreign currency
   exchange contracts                                                 6,966
  Fund shares sold                                                2,547,507
  Investments sold                                                4,062,823
  Dividends and interest                                            757,297
  Foreign tax reclaims                                              129,249
 Prepaid expenses and other assets                                    7,116
--------------------------------------------------------     --------------
   Total assets                                                 773,001,246
--------------------------------------------------------     --------------
Liabilities
 Payable for:
  Fund shares redeemed                                            1,740,037
  Investments purchased                                          10,071,551
 Foreign taxes to be withheld                                        97,716
 Other accrued expenses                                             277,245
--------------------------------------------------------     --------------
   Total liabilities                                             12,186,549
--------------------------------------------------------     --------------
Net assets                                                     $760,814,697
--------------------------------------------------------     --------------
Net assets represented by (Note 3)
 Paid-in-capital                                               $642,426,295
 Accumulated distributions in excess of net investment
  income                                                           (836,743)
 Accumulated net realized gain on investment transactions        28,559,771
 Net unrealized appreciation (depreciation) on:
  Investments                                                    90,671,983
  Foreign currency related transactions                              (6,609)
--------------------------------------------------------     --------------
   Total net assets                                            $760,814,697
--------------------------------------------------------     --------------
Net asset value
 Class A Shares
  Net assets of $250,427,006 / 10,196,063 shares
   outstanding                                                 $      24.56
  Offering price per share ($24.56 / 0.9425) (based
   on sales charge of 5.75% of the offering price
   September 30, 1996)                                         $      26.06
 Class B Shares
  Net assets of $385,838,852 / 16,127,819 shares
   outstanding                                                 $      23.92
 Class C Shares
   Net assets of $124,548,839 / 5,196,956 shares
    outstanding                                                $      23.97
--------------------------------------------------------     --------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 1996

Investment income
 Dividends (net of foreign withholding
  tax of $695,796)                                         $ 4,572,182
 Interest                                                    1,771,807
---------------------------------------     ----------   -------------
   Total income                                              6,343,989
---------------------------------------     ----------   -------------
Expenses (Notes 4 and 5)
 Management fee                            $ 5,668,408
 Transfer agent fees                         2,013,849
 Accounting                                     26,856
 Auditing and legal                             83,274
 Custodian fees                                592,472
 Printing                                       62,364
 Trustees' fees and expenses                    30,601
 Distribution Plan expenses                  4,753,418
 Registration fees                             133,752
 Miscellaneous expenses                         21,497
---------------------------------------     ----------   -------------
   Total expenses                           13,386,491
   Less: Expenses paid indirectly
    (Note 6)                                  (119,666)
---------------------------------------     ----------   -------------
 Net expenses                                               13,266,825
---------------------------------------     ----------   -------------
 Net investment loss                                        (6,922,836)
---------------------------------------     ----------   -------------
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions
  (Note 3)
 Net realized gain on investments           41,465,849
 Net realized loss on foreign currency
  related transactions                        (842,726)
---------------------------------------     ----------   -------------
 Net realized gain on investments and
  foreign currency related transactions                     40,623,123
---------------------------------------     ----------   -------------
 Net change in unrealized appreciation
  or depreciation on investments and
  foreign currency related transactions                     (8,332,501)
---------------------------------------     ----------   -------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions                                      32,290,622
---------------------------------------     ----------   -------------
 Net increase in net assets resulting
  from operations                                          $25,367,786
---------------------------------------     ----------   -------------

PAGE 26
-----------------------------------
Keystone Global Opportunities Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year Ended September 30,
                                                                                -------------------------------
                                                                                    1996             1995
 ===========================================================================    =============   ==============
Operations
 Net investment loss                                                            $  (6,922,836)    $ (4,286,288)
 Net realized gain (loss) on investments and foreign currency related
  transactions                                                                     40,623,123       (7,000,011)
 Net change in unrealized appreciation or depreciation on investments and
  foreign currency related transactions                                            (8,332,501)      73,894,167
 ---------------------------------------------------------------------------    -------------   --------------
  Net increase in net assets resulting from operations                             25,367,786       62,607,868
 ---------------------------------------------------------------------------    -------------   --------------
Capital share transactions (Note 2)
 Proceeds from shares sold
  Class A Shares                                                                  279,189,973       35,039,374
  Class B Shares                                                                  192,961,888      105,034,904
  Class C Shares                                                                   57,016,932       38,024,895
 Payments for shares redeemed
  Class A Shares                                                                 (132,731,601)     (26,560,885)
  Class B Shares                                                                  (57,472,755)     (33,012,757)
  Class C Shares                                                                  (22,855,656)     (15,147,033)
 ---------------------------------------------------------------------------    -------------   --------------
 Net increase in net assets resulting from capital share transactions             316,108,781      103,378,498
 ---------------------------------------------------------------------------    -------------   --------------
  Total increase in net assets                                                    341,476,567      165,986,366
Net assets
 Beginning of year                                                                419,338,130      253,351,764
 ---------------------------------------------------------------------------    -------------   --------------
 End of year [including accumulated distributions in excess of net investment income as follows:
  1996--($836,743) and 1995--($2,960,939)]                                      $ 760,814,697     $419,338,130
 ===========================================================================    =============   ==============

See Notes to Financial Statements.

PAGE 27
-----------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Global Opportunities Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). Keystone has retained Credit Lyonnais International Asset Management, North America, an international portfolio management firm, to provide the Fund with Sub-advisory services, subject to the supervision of the Fund's Board of Trustees and Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is capital growth.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the- counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of

PAGE 28
----------------------------------
Keystone Global Opportunities Fund

foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts
("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses generated by the fund.

H. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

   Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are lim-

PAGE 29
--------------------------------

ited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                     Year ended September 30,
                   ----------------------------
Class A                1996            1995
 ---------------    -----------   -------------
Shares sold         11,443,628       1,705,057
Shares redeemed     (5,288,523)     (1,325,373)
 ---------------    -----------   -------------
Net increase         6,155,105         379,684
 ---------------    -----------   -------------
Class B
Shares sold          8,250,300       5,208,875
Shares redeemed     (2,485,770)     (1,702,740)
 ---------------    -----------   -------------
Net increase         5,764,530       3,506,135
 ---------------    -----------   -------------
Class C
Shares sold          2,429,734       1,900,476
Shares redeemed       (980,684)       (775,826)
 ---------------    -----------   -------------
Net increase         1,449,050       1,124,650
 ---------------    -----------   -------------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the year ended September 30, 1996, were $679,550,529 and $393,841,595, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended September 30, 1996, the Fund paid $454,608 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended September 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $1,870,932 for Class B shares purchased on or before June 1, 1995 and $1,340,049 for Class B shares purchased on or after June 1, 1995. The Fund paid $1,087,829 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at

PAGE 30
----------------------------------
Keystone Global Opportunities Fund

such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At September 30, 1996, total unpaid distribution costs were $8,808,488 for Class B shares purchased before June 1, 1995 and $12,279,880 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $8,207,020 at September 30, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 1.00% and decline to 0.75% per annum as net assets increase, to the average daily net asset value of the Fund.

  During the year ended September 30, 1996, the Fund paid or accrued $26,856 to Keystone for certain accounting services. The Fund paid or accrued $2,013,849 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1996, the Fund incurred total custody fees of $592,472 and received a credit of $119,666 pursuant to this expense offset arrangement, resulting in a net custody expense of $472,806. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Agreement and Plan of Acquisition

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. in exchange for shares of First Union. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

PAGE 31
--------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Global Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Keystone Global Opportunities Fund, including the schedule of investments, as of September 30, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended and the period from March 16, 1988 (Commencement of Operations) to September 30, 1988 for Class A shares, and for each of the years in the three-year period ended September 30, 1996 and for the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Global Opportunities Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP
Boston, Massachusetts
November 1, 1996

[back cover]

KEYSTONE AMERICA
FAMILY OF FUNDS
[DIAMOND]
Balanced Fund II
California Insured Tax Free Fund
Capital Preservation and Income Fund
Florida Tax Free Fund
Fund for Total Return
Fund of the Americas
Global Opportunities Fund
Global Resources and Development Fund
Government Securities Fund
Hartwell Emerging Growth Fund, Inc.
Intermediate Term Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Omega Fund
Pennsylvania Tax Free Fund
Small Company Growth Fund II
Strategic Income Fund
Tax Free Income Fund
World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo]
KEYSTONE
INVESTMENTS

P.O. Box 2121
Boston, Massachusetts 02106-2121

GOF-R-10/96
62M